UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Revised Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PHASE FORWARD INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PHASE FORWARD INCORPORATED

880 Winter Street
Waltham, MA 02451
(888) 703-1122

To the Stockholders of Phase Forward Incorporated:

You should have recently received Phase Forward Incorporated’s (the “Company”) proxy statement for the 2006 annual meeting of stockholders, as filed with the Securities and Exchange Commission (“SEC”) on March 30, 2006. Footnote 11 on page 5 of the proxy statement contains an incorrect share number and should read in its entirety as follows:

(11) Includes an aggregate of 1,654,414 shares issuable upon exercise of stock options held by 17 executive officers and directors.

This correction supplements the Company’s proxy statement, as filed with the SEC on March 30, 2006.

Sincerely,

D. Ari Buchler
Secretary

April 10, 2006